SECURITIES PURCHASE AGREEMENT

            SECURITIES  PURCHASE  AGREEMENT  dated  as of         ,  2004  (this
"Agreement"), by and between ROOMLINX, INC., a Nevada corporation (the "Company") and the individuals or entities who execute the signature page hereof or a counterpart signature page as a purchaser (the "Purchasers").

            WHEREAS, the Company desires to sell to each Purchaser, and each Purchaser desires to purchase from the Company, (i) a promissory note in the aggregate principal amount set forth opposite such Purchaser's name on a schedule to be prepared at the time that such Purchaser purchases such promissory note, such promissory note to be in the form attached hereto as Exhibit A (the "Note") and such schedule to be in the form attached hereto as Exhibit B and (ii) a warrant to purchase 0.50 warrants per common share assuming shares were issued on the closing date of loan based on the Company's closing price of common shares on that day, par value $0.001 per share, of the Company (the "Common Stock") as set forth opposite such Purchaser's name on such schedule, such warrant to be in the form attached hereto as Exhibit C (the "Warrant"; the Warrants together with all of the Notes herein referred to as the "Securities"), in each case, on the terms and subject to the conditions set forth in this Agreement;

            WHEREAS, the aggregate principal amount of the Notes shall not exceed $500,000; and

            WHEREAS, the maximum number of shares of Common Stock issuable upon exercise of the Warrants (the "Underlying Shares") shall not exceed shares;

            NOW,  THEREFORE,   in  consideration  of  the  premises  and  mutual
covenants contained herein, the parties agree as follows:

            SECTION 1.  Issuance, Sale and Purchase of Securities.

            [INTENTIALLY LEFT BLANK]

            SECTION 2.  Closing.

            2.1 Closing. For each Purchaser, a closing (for such Purchaser, the "Closing") shall take place simultaneously with the execution and delivery hereof at the offices of the Company at a time mutually convenient to the parties (for each Purchaser, such date of closing being referred to as the "Closing Date").

            2.2 Deliveries at Closing. At the Closing, the Company shall deliver such Purchaser's Note and Warrants, in the name of such Purchaser, against receipt by the Company of a certified check or wire transfer of immediately available funds to an account designated by the Company in an amount equal to the Purchase Price.

            SECTION 3. Representations and Warranties of the Company. The Company represents and warrants to each of the Purchasers as follows:.

             (a) Copies of the Company's most recent Annual Report on Form 10-KSB the "Form 10-KSB"), and all other reports filed by the Company pursuant to Securities and Exchange Act of 1934 (the "Exchange Act") since the filing of the Form 10-KSB and prior to the date hereof (collectively, the "SEC Filings") are available on EDGAR. The SEC Filings are the only filings required of the Company under the Exchange Act for such period.

            (b) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

            SECTION 4. Representations and Warranties of the Purchaser. Each Purchaser represents and warrants to the Company as follows:

            (a) it is an "accredited Purchaser" within the meaning of Rule 501 under the Securities Act of 1933 (the "Securities Act") and was not organized for the specific purpose of acquiring the Securities or the Underlying Shares;

            (b) it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof, including the complete loss of its investment.

            (c) it has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management;

            (d) the Securities are being acquired, and the Underlying Shares shall be acquired, for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution or public offering by it;

            (e) it understands that (i) the Securities and the Underlying Shares have not been registered under the Securities Act of 1933 (the "Securities Act") by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Regulation D promulgated under the Securities Act nor will they have been registered under any state securities or blue sky laws, (ii) the Securities and the Underlying Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Securities and the Underlying Shares will bear a legend to such effect and (iv) the Company will make a notation on its transfer books to such effect;

            (f) if it sells any Underlying Shares pursuant to Rule 144 promulgated under the Securities Act, it will take all necessary steps in order to perfect the exemption from registration provided thereby;

            (g) it agrees to the imprinting, so long as appropriate, of a legend in substantially the following form on certificates representing the Securities and the Underlying Shares:

"THESE SECURITIES AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR UPON RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

            (h) if it is not a natural person, it is duly organized and validly existing under the laws of the jurisdiction of its formation and is in good standing, or duly existing, as the case may be, in such jurisdiction;

            (i) it has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby and, upon execution by it, this Agreement will be enforceable in accordance with its terms against such Purchaser, subject to general principles of equity and to applicable bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other laws from time to time in effect affecting the enforcement of creditors' rights generally (regardless of whether such enforcement is considered in a proceeding in equity or at law); and

            (j) no broker, finder, agent or similar intermediary has acted on behalf of the it in connection with this Agreement, and there are no brokerage commissions, finders' fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.

            SECTION 5. Registration Rights. The Company and each Purchaser shall abide by the registration rights provisions set forth on Exhibit D.

            SECTION 6.  Events of Default.

            6.1   Definitions.   In  each  case  of  the   happening   of  the
following events (each of which is an "Event of Default"):

            (a) if any representation or warranty of the Company made herein shall prove to have been false or misleading in a material respect when made;

            (b) if a default occurs in the payment of any premium, principal of, interest on, or other obligation with respect to, a Purchaser's Note, whether at the due date thereof or upon acceleration thereof and such default remains in effect for fifteen (15) days;

            (c) if a default in any material respect occurs in the due observance or performance of any covenant hereunder on the part of the Company to be observed or performed other than pursuant to any of clauses (a) or (b) above or pursuant to the terms of the Notes and such default remains uncured for thirty (30) days;

            (d) if the Company shall (1) discontinue its business, (2) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its property, (3) admit in writing its inability to pay its debts as they mature, (4) make a general assignment for the benefit of creditors, or
(5) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law; or

            (e) there shall be filed against the Company an involuntary petition seeking reorganization of the Company or the appointment of a receiver, trustee, custodian or liquidator of the Company or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law or any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition") and such Involuntary Petition shall not have been dismissed within one hundred and twenty
(120) days after it was filed;

then, upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default, at the election of the holder of a Note to which such Event of Default is applicable, such Note shall immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest), without presentment, demand, or protest, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding (except in the case of an Event of Default under paragraphs (d) or (e) of this Section 6.1, in which event such indebtedness shall automatically become due and payable).

            6.2 Remedies on Default, Etc. In case any one or more Events of Default shall occur and be continuing and acceleration of a Note to a Purchaser shall have occurred, such Purchaser may, inter alia, proceed to protect and enforce such Purchaser's rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in this Agreement or such Purchaser's Note, or for an injunction against a violation of any of the terms hereof or thereof or in and of the exercise of any power granted hereby or thereby or by law. No right conferred upon a Purchaser hereby or by the Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

            SECTION 7.  Miscellaneous Provisions.

            7.1 Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, sent by facsimile, sent by verifiable electronic mail or if sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

            (a) if the to Company:

                  RoomLinX, Inc.
                  401 Hackensack Ave.
                  3rd Floor
                  Hackensack, NJ  07601
                  Attention:  Frank Elenio
                  Telephone: 201-525-1777, ext 102
                  Facsimile: 201-525-1778

                   (b) if to Purchaser,

                  --------------------
                  --------------------
                  --------------------
                  Attention:
                  Telephone:
                  Facsimile:

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile or electronic mail, when receipt is confirmed, (iii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

            7.2 Entire Agreement. This Agreement, the other Financing Documents and the other writings and agreements referred to herein or therein or delivered pursuant hereto or thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

            7.3 Amendments. This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and Purchasers who purchased Notes covering more than 50% of the aggregate principal amount of all Notes issued hereunder as of the time of such modification or amendment.

            7.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (without giving effect to principles of conflicts of laws of the State of New Jersey or any other state).

                            [Signature page follows]

            IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of November __, 2004.

ROOMLINX, INC.


By:
   ------------------------------
Name
Title:



PURCHASER


By:
   ------------------------------
Name
Title:


PURCHASER


By:
   ------------------------------
Name
Title:

                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

                                    EXHIBIT B

                                   PURCHASERS

--------------------------------------------------------------------------
         Purchaser          Aggregate Principal     Maximum Number of
                            Amount of the Note to   Shares Issuable Upon
                            be Issued to the        Exercise of the
                            Purchaser               Warrant Granted to
                                                    the Purchaser
--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

--------------------------------------------------------------------------

                                    EXHIBIT C

                             FORM OF INITIAL WARRANT

                                    EXHIBIT D


                               REGISTRATION RIGHTS

      1.    Definitions.

      As used in this Exhibit E, the following terms shall have the following meanings:

      "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, or any other entity, including a governmental or political subdivision thereof or a governmental agency.

            "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act of 1933 (the "1933 Act") and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            "Registrable Securities" means the shares of Common Stock underlying the Warrants.

            "Registration Statement" means a registration statement under the 1933 Act which covers the Registrable Securities.

            "Termination Date" means October 31, 2009.


            2. Registration.


            (a) The Company shall use its best efforts to prepare and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available within forty-five (45) days after any of the Registrable Securities are issued. The Company shall use its best efforts to cause the SEC to declare such Registration Statement promptly thereafter.

            (b) Until the earlier of the Termination Date or the date on which all Registrable Securities are eligible to be sold under Rule 144 within any ninety day period (the period from the date hereof until the earlier of such dates, the "Registration Period"), the Company shall use its best efforts to keep the Registration Statement effective pursuant to Rule 415. Such Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            (c) During the Registration Period, the Company shall use its best efforts to prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be required by law. Notwithstanding any provision herein to the contrary, the Company shall not be deemed to be in violation of this Section 2(b) or any other provision of this Schedule if, at any time, the Company delivers to the Purchasers a notice (a "Suspension Notice") indicating that the Purchasers must suspend the use of any Registration Statement while the Company either amends or supplements such Registration Statement or files a new Registration Statement, provided that (i) the Company determines, upon advice of counsel, that such suspension is appropriate under applicable securities laws and (ii) the Company promptly seeks to take such action as it determines to be appropriate under such laws to enable the disposition of the Registrable Securities by the Purchasers. The Purchasers shall refrain from disposing of any Registrable Securities upon receipt of a Suspension Notice delivered in accordance with this Section 2(b).

            (d) The Company shall furnish to each Purchaser without charge,  (i)
at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) one copy of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Purchaser may reasonably request) and (iii) such other documents as such Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Purchaser.

            (e) As promptly as practicable after becoming aware of such event or development, the Company shall notify the Purchasers in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver two (2) copies of such supplement or amendment to each Purchaser. The Company shall also promptly notify the Purchaser of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            (f) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 2(f).

            3. Obligations of the Purchaser.

      Each Purchaser agrees that, upon receipt of any Suspension Notice, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Purchaser is advised that the suspension described therein no longer applies. Each Purchaser shall, as a condition to having such Purchaser's Registrable Securities registered hereunder, provide the Company with such information as the Company shall reasonably request for inclusion in the Registration Statement(s) prepared hereunder.

      4.    Expenses of Registration.

      All expenses incurred in connection with registrations hereunder shall be paid by the Company. However, the Company shall not be responsible for any commissions, fees or other selling expenses incurred by the Purchasers.

      5.    Indemnification.

      With  respect  to   Registrable   Securities   which  are  included  in  a
Registration Statement under this Agreement:

      (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Purchasers and the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Purchaser within the meaning of the 1933 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act or any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Purchasers and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 5(a): (w) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (x) shall not be available to the extent such Claim is based on a failure of the Purchaser to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to this Schedule; (y) shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Purchaser prior to the Purchaser's use of the prospectus to which the Claim relates; and (z) shall not (nor shall the Company's obligations under Section 6) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

            (b) In connection with a Registration Statement, each Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 5(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement; and such Purchaser will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 5(b) and the agreement with respect to contribution contained in Section 6 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party.

            (c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 5 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all Persons relating to the matter for which indemnification has been made.

            6.    Contribution.

      To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 5 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.